U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): May 18, 2006

                        Commission File Number: 000-31987

                              TEXHOMA ENERGY, INC.
                 (Name of Small Business Issuer in its Charter)

               NEVADA                                    20-4858058
   (State or other jurisdiction of                     (IRS Employer
    incorporation or organization)                   Identification No.)

       2200 POST OAK BLVD. SUITE 340,
              HOUSTON, TEXAS                                77056
 (Address of principal executive offices)                 (Zip Code)

                                 (713) 457-0829
              (Registrant's Telephone Number, Including Area Code)


                       2411 FOUNTAINVIEW DRIVE, SUITE 120
                              HOUSTON, TEXAS 77057
                                 (Former Address)


    Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM  3.02  UNREGISTERED  SHARES  OF  EQUITY  SECURITIES

     On May 15, 2006, Lucayan Oil and Gas Investments, Ltd. ("LOGI") provided the Company notice of its desire to convert its $735,000 Promissory Note into 18,375,000 shares of the Company's common stock and as a result of such conversion, LOGI now owns an aggregate of 22,375,000 shares of Company common stock. The Company's Board of Directors

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approved  such  issuance  on May 18, 2006.  The Company claims an exemption from registration afforded by Section 4(2) of the Securities Act of 1933, since the issuances did not involve a public offering, the recipients took the shares for investment and not resale and the Company took appropriate measures to restrict transfer. No underwriters or agents were involved in the issuance and no underwriting discounts or commissions were paid by the Company.


ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS

Exhibit Number     Description
--------------     -----------

    10.1(1)        Debt Conversion Agreement with Lucayan Oil and Gas
                   Investments, Ltd.
    10.2(1)        Note

(1) Filed as Exhibits to our Report on Form 8-K filed on April 19, 2006, and incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           TEXHOMA ENERGY, INC.
                                           --------------------


                                           /s/  Frank A. Jacobs
                                           --------------------
                                           Frank A. Jacobs,
                                           Chief Executive Officer

                                           May 24, 2006

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